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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): AUGUST 16, 1999


                           LYONDELL CHEMICAL COMPANY
            (Exact name of registrant as specified in its charter)


                                 DELAWARE
                (State or other jurisdiction of incorporation)

       1-10145                                        95-4160558
(Commission File Number)                    (IRS Employer Identification No.)



         1221 MCKINNEY STREET
    ONE HOUSTON CENTER, SUITE 700
            HOUSTON, TEXAS                                            77010
(Address of principal executive offices)                            (Zip Code)


      Registrant's telephone number, including area code:  (713) 652-7200

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          On August 16, 1999, Lyondell Chemical Company (the "Company") amended its financial statements included in its Quarterly Report on Form 10-Q filed on May 12, 1999 for the sole purpose of disclosing financial information of certain of the Company's subsidiaries that are guarantors of debt securities of the Company. These subsidiaries have unconditionally guaranteed Lyondell's 9 5/8% Senior Secured Notes, Series A, due 2007, 9 7/8% Senior Secured Notes, Series B, due 2007 and 10 7/8% Senior Subordinated Notes due 2009 registered under an effective registration statement on Form S-4 (Registration No. 333-81831; 333-81831-01; 333-81831-02) dated July 15, 1999. Such information was not required to be disclosed on the date the Company's Quarterly Report on Form 10-Q was filed. The amended financial statements are being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1  --  Amended Financial Statements of Lyondell Chemical Company.

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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Lyondell Chemical Company


Dated: August 16, 1999                      /s/  KELVIN R. COLLARD
                                            -----------------------------------
                                                    Kelvin R. Collard
                                               Vice President and Controller
                                               (Duly Authorized Officer and
                                               Principal Accounting Officer)


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